AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDED AND RESTATED LOAN AGREEMENT (“Agreement”) is made and entered into by and among FLORIDA GAMING CENTERS, INC., a Florida corporation (“FGCI”), CITY NATIONAL BANK OF FLORIDA, successor by merger to City National Bank of Miami, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 (“Trustee” and together with FGCI, the “Borrower”) and FREEDOM FINANCIAL CORPORATION, an Indiana corporation “Lender”).

WITNESSETH:

WHEREAS, Borrowers entered into Loan Documents, including a Loan Agreement, with CIB Bank as of October 31, 2001 (the “Original Loan Agreement”), relating to a $4,600,000 loan by CIB Bank to Borrowers with a maturity date of January 31, 2005 (the “CIB Loan”) and

WHEREAS, the Loan Documents were amended by a First Amendment dated as of October 31, 2001; and

WHEREAS, at January 31, 2005 the principal balance due on the CIB Loan had been reduced to $3,359,469.54; and

WHEREAS, Borrowers and First Bank, as successor by merger to CIB Bank, entered into a Second Amendment to Loan Documents dated as of January 31, 2005, including a Second Amended and Restated Note, under which First Bank loaned Borrowers $3,359,469.54 with a maturity date of October 31, 2005 (the “First Bank Loan”); and

WHEREAS, the Second Amendment to Loan Documents provided that as of January 31, 2005, First Bank was entitled to receive a deferred fee in the amount of $250,000 “Deferred Fee”), but if First Bank and Citrus Bank, which participated in the First Bank Loan, exercised certain warrants to purchase shares of common stock of Florida Gaming Corporation, a Delaware corporation, (“FGC”) (the “First Bank Warrants”) the amount of the Deferred Fee would be reduced to as low as $81,525; and

WHEREAS, the First Bank Loan was secured by mortgages and assignments of rents and leases on three parcels of land situated in either St. Lucie County or Miami-Dade County, Florida (the “Mortgages”); and

WHEREAS, the First Bank Loan was guaranteed by FGC, and by W. Bennett Collett, (“Collett”) individually (the FGC and Collett Guaranty Agreements); and

WHEREAS, at October 31, 2005, the principal balance due on the First Bank Loan was reduced to $2,400,000; and

WHEREAS, on October 31, 2005, the Lender purchased the First Bank Loan for $2,400,000, and First Bank assigned the Second Amended and Restated Note and the Mortgages, but not the FGC or the Collett Guaranty Agreements, to Lender; and

WHEREAS, First Bank retained right to the Deferred Fee and First Bank and Citrus Bank retained the right to exercise the First Bank Warrants; and

WHEREAS, the parties hereto have agreed to enter into this Amended and Restated Loan Agreement for the purpose of setting forth the terms and conditions of the $2,400,000 loan by FFC to Borrowers (the “FFC Loan”).

NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, they hereby covenant and agree a follows.

1. The FFC Loan. The FFC Loan shall be evidenced by a Third Amended and Restated Note in the form attached hereto as Exhibit “1” and incorporated herein by reference.

2. Security for FFC Loan. The FFC Loan shall be secured by the Mortgages, except that approximately 70 acres of land adjoining the Fort Pierce Jai Alai which is being sold shall not serve as security for the FFC Loan.

3. Guaranty of FFC Loan. The payment of the FCC Loan shall be unconditionally guaranteed by FGC and by Collett.

4. Representations and Warranties of FGCI. FGCI hereby represents and warrants to Lender as follows:

(a)
Corporate Standing. FGCI is a corporation duly organized, validly existing an in good standing under the laws of the State of Florida. FGCI has full corporate power and authority to own or hold the properties it now owns, and to carry on the business presently conducted by it. FGCI has full corporate power and authority to enter into this Agreement and all other agreements contemplated by this Agreement, and to consummate the transactions contemplated hereunder.

(b)
Authorization, Execution and Delivery of Agreement by FGCI. This Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by FGCI. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of any provision of the articles of incorporation, bylaws, any material contract, trust agreement, pledge agreement, indenture, or other agreement or instrument to which FGCI is a party or by which FGCI is bound or any of its properties is subject.

5. Survival of Representations and Warranties. FGCI agrees that all representations and warranties in this Agreement will be true, correct, and complete in all material respects at the Loan Closing Date and at all times thereafter until the FFC Loan is paid in full.

6. Closing. The FCC Loan shall be closed as of October 31, 2005 (the “Closing Date”). At the closing FRCI shall deliver the following documents (“Loan Documents”) to Lender, all of which shall be duly executed by the Borrower and the Guarantors, as the case may be:

(a) This Agreement.

(b) The Third Amended and Restated Note.

(c) The FGC and the Collett Guaranty Agreements.

7. Borrower’s Agreements. Sections 6.3, 6.4, 6.5, 6.7, 6.8, 6.9 6.12, 6.13, 6.14, 6.15, 6.16, 6.20 and 6.21 of the Original Loan Agreement, a copy of which is attached hereto, are incorporated herein by reference.

8. Insurance Policies. Article 7 of the Original Loan Agreement is incorporated herein by reference.

9. Casualties. Article 8 of the Original Loan Agreement is incorporated herein.

10. Defaults. Article 9 of the Original Loan Agreement is incorporated herein by reference.

11. Lender’s Remedies in the Event of Default. Article 10 of the Original Loan Agreement is incorporated herein by reference.

12. Notices. Notices and other communications provided for herein and in the other Loan Documents shall be in writing and shall be delivered personally, sent via facsimile, mailed, by certified or registered mail, postage prepaid or delivered by overnight courier addressed:

If to Lender:
Freedom Financial Corporation
2669 Charlestown Road, Suite D
New Albany, IN 47150
Attention: Kimberly R. Tharp

If to Borrower:
Florida Gaming Centers, Inc.
3700 N.W. 37th Avenue
Miami, fl 33142
Attention: W. Bennett Collett

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of personal delivery, mailing or facsimile transmission and on the date one business day after delivery to an overnight courier, in each case addressed to such person as provided above, or in accordance with the latest unrevoked direction from such person.

13. General Provisions. Sections 11.2, 11.3, 11.4, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.14, 11.15, 11.16, 11.17, and 11.18 of the Original Loan Agreement are incorporated herein by reference.

14. Land Trust Exculpation. This Agreement is executed and delivered by City National Bank of Florida, not personally, but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in such Trustee, provided, that City National Bank of Florida hereby personally warrants that it possesses full power and authority to execute and deliver same. It is expressly understood and agreed that nothing contained in this Agreement shall be construed as creating any liability on City National Bank of Florida personally to pay the indebtedness evidenced by the Third Amended and Restated Note and the other Loan Documents or any interest that may accrue thereon, or to perform any covenant, express or implied, contained therein, all such personal liability, if any, being expressly waived by Lender and by every person now of hereafter claiming any right hereunder.

15. Applicable Law. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the laws of the State of Indiana (exclusive of its conflict of laws provisions) except with respect to the provisions of any Loan Documents which relate to realizing upon any collateral located outside the State of Indiana which shall be governed by the law of the state in which the collateral is located.

16. BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE LITIGATED IN COURTS HAVING SITUS WITHIN THE JURISDICTION OF THE COUNTY OF FLOYD, STATE OF INDIANA. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN SAID COUNTY AND STATE AND WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING HEREUNDER.

17. BORROWER AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN AN ACTION OF PROCEEDING: (1) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR OTHER AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH 0R (2) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the 31st day of October, 2005.

THE BORROWER:

FLORIDA GAMING CENTERS, INC

ATTEST:

By:		.	By:	.
	Kimberly R. Tharp		W. Bennett Collett
	Secretary		Chairman and CEO

CITY NATIONAL BANK OF FLORIDA,
successor by merger to City National Bank
of Miami, as Trustee under Trust Agreement
dated January 3, 1979 and known as Trust
No. 5003471

			By:	.
			Name:	.
			Title:	.

THE LENDER:

FREEDOM FINANCIAL CORPORATION

			By:	.
W. Bennett Collett
Chairman and CEO